Registration No. 333-
    ========================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                               FORD MOTOR COMPANY
             (Exact name of registrant as specified in its charter)

                 Delaware                               38-0549190
      (State or other jurisdiction of       (I.R.S. Employer Identification No.)
       incorporation or organization)

                                The American Road
                          Dearborn, Michigan 48121-1899
               (Address of principal executive offices) (Zip Code)

                         1998 Long-Term Incentive Plan
                            (Full title of the Plan)

                              J. M. Rintamaki, Esq.
                               Ford Motor Company
                                 P. O. Box 1899
                                The American Road
                          Dearborn, Michigan 48121-1899
                                 (313) 323-2260
 (Name, address and telephone number, including area code, of agent for service)

                         CALCULATION OF REGISTRATION FEE

------------------------- ------------------------ ----------------------- ------------------------ ------------------------
Tile of Each
Class of                                           Proposed                Proposed Maximum
Securities to be          Amount to be             Maximum Offering        Aggregate Offering       Amount of
Registered                Registered               Price Per Share*        Price**                  Registration Fee
------------------------- ------------------------ ----------------------- ------------------------ ------------------------
Common Stock,                 10,000,000               $64.625               $430,802,909.13          $119,763.21
$1.00 par value                shares
------------------------- ------------------------ ----------------------- ------------------------ ========================

         *Based on the market price of Common Stock of the Company on January 8, 1999, in accordance with Rule 457(c) under the Securities Act of 1933.

          ** This amount is the sum of (a) the aggregate option price of 9,147,370 shares of Common Stock of the Company subject to options granted under the 1998 Long-Term Incentive Plan of the Company and outstanding on January 8, 1999, with an option price of $41.0721, and (b) the assumed aggregate option price of the remaining shares of Common Stock being registered, based on the market price of Common Stock of the Company on January 8, 1999, in accordance with Rule 457(h) under the Securities Act of 1933.

                         1998 Long-Term Incentive Plan

                             -----------------------


           INCORPORATION OF CONTENTS OF PRIOR REGISTRATION STATEMENTS

     The contents of Registration Statement No. 333-52399 are incorporated herein by reference.


Item 8. Exhibits.


Exhibit 4.A  -  Ford Motor Company 1998 Long-Term Incentive Plan.  Filed as
                Exhibit 10-W to Ford's Annual Report on Form 10-K for the year ended December 31, 1997 and incorporated herein by reference.

Exhibit 5    -  Opinion of Kathryn S. Lamping, an Assistant Secretary and
                Counsel of Ford Motor Company, with respect to the legality of the securities being registered hereunder. Filed with this Registration Statement.

Exhibit 15   -  Letter from Independent Certified Public Accountants regarding unaudited interim financial information. Filed with this Registration Statement.

Exhibit 23   -  Consent of Independent Certified Public Accountants.  Filed with this Registration Statement.

Exhibit 24.A -  Powers of Attorney authorizing signature.  Filed as Exhibit 24.A to Registration Statement No. 333-52485 and incorporated herein by reference.

Exhibit 24.B -  Power of Attorney authorizing signature.  Filed with this
                Registration Statement.

Exhibit 24.C -  Certified resolutions of Board of Directors authorizing signature pursuant to a power of attorney. Filed as Exhibit 24.B to Registration Statement No. 333-52485 and incorporated herein by reference.

      The Registrant. Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dearborn, State of Michigan, on this 12th day of January, 1999.


                                   FORD MOTOR COMPANY

                                   By:  William Clay Ford, Jr.*
                                      --------------------------------
                                       (William Clay Ford, Jr.)
                                       Chairman of the Board of Directors


    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.


   Signature                             Title                              Date
   ---------                             -----                              ----
William Clay Ford, Jr.*       Chairman of the Board of Directors      January 12, 1999
---------------------------
(William Clay Ford, Jr.)

                              Director and President
                              and Chief Executive Officer
Jacques Nasser*               (principal executive officer)           January 12, 1999
---------------------------
(Jacques Nasser)

                                                                                              January 12, 1999

Michael D. Dingman*           Director                               January 12, 1999
---------------------------
(Michael D. Dingman)



Edsel B. Ford II*             Director                               January 12, 1999
---------------------------
(Edsel B. Ford II)



William Clay Ford*            Director                               January 12, 1999
---------------------------
(William Clay Ford)



   Signature                             Title                              Date
   ---------                             -----                              ----

Irvine O. Hockaday, Jr.*      Director                               January 12, 1999
--------------------------
(Irvine O. Hockaday, Jr.)



Marie-Josee Kravis*           Director                               January 12, 1999
--------------------------
(Marie-Josee Kravis)



Ellen R. Marram*              Director                               January 12, 1999
--------------------------
(Ellen R. Marram)



Homer A. Neal*                Director                               January 12, 1999
--------------------------
(Homer A. Neal)



Carl E. Reichardt*            Director                               January 12, 1999
--------------------------
(Carl E. Reichardt)



John L. Thornton*             Director                               January 12, 1999
--------------------------
(John L. Thornton)


                              Executive Vice President
                              and Chief Financial Officer
John M. Devine*               (principal financial officer)          January 12, 1999
--------------------------
(John M. Devine)


                               Vice President - Controller
William A. Swift*             (principal accounting officer)         January 12, 1999
--------------------------
(William A. Swift)


*By:/s/K. S. Lamping
    ----------------------
    (K. S. Lamping,
     Attorney-in-Fact)

                                  EXHIBIT INDEX
                                                                Sequential Page
                                                                at Which Found
                                                                (or Incorporated
                                                                by Reference)
                                                                ----------------

Exhibit 4.A    - Ford Motor Company 1998 Long-Term Incentive
                 Plan. Filed as Exhibit 10-W to Ford's Annual
                 Report on Form 10-K for the year ended December 31, 1997 and incorporated herein by reference.

Exhibit 5      - Opinion of Kathryn S. Lamping, an Assistant
                 Secretary and Counsel of Ford Motor Company, with respect to the legality of the securities being registered hereunder. Filed with this Registration Statement.

Exhibit 15     - Letter from Independent Certified Public
                 Accountants regarding unaudited interim financial information. Filed with this Registration
                 Statement.

Exhibit 23     - Consent of Independent Certified Public
                 Accountants. Filed with this Registration
                 Statement.

Exhibit 24.A   - Powers of Attorney authorizing signature. Filed
                 as Exhibit 24.A to Registration Statement
                 No. 333-52485 and incorporated herein by reference.

Exhibit 24.B   - Power of Attorney authorizing signature. Filed
                 with this Registration Statement.

Exhibit 24.C   - Certified resolutions of Board of Directors
                 authorizing signature pursuant to a power of attorney. Filed as Exhibit 24.B to Registration Statement No. 333-52485 and incorporated herein by reference.